Exhibit 10.3

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 31, 2026 (this “Amendment”), is among MERCURY GENERAL CORPORATION (the “Borrower”), each of the Lenders (as defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (as defined below) and the L/C Issuer. Capitalized terms defined in the Credit Agreement (as defined below) are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

WHEREAS, the Borrower is a party to that certain Second Amended and Restated Credit Agreement dated as of June 24, 2026 (as amended, restated, extended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and, as amended by this Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time after the date hereof, the “Credit Agreement”), by and among Borrower, the various financial institutions from time to time party thereto as lenders (the “Lenders”), and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the L/C Issuer.Agent”) and the L/C Issuer.

WHEREAS, Borrower has requested that the Administrative Agent, the L/C Issuer and the Lenders amend the definition of Consolidated Debt as described herein.

WHEREAS, the Administrative Agent, the Lenders party hereto and the L/C Issuer are willing to agree to such amendments subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1. AMENDMENT TO SECTION 1.01 – DEFINED TERMS. Effective as of the First Amendment Effective Date (as hereinafter defined), Section 1.01 of the Existing Credit Agreement is hereby amended such that the following definition is amended and restated to read in full as follows:

“Consolidated Debt” means, as of any date of determination, the balance sheet amount of the consolidated Indebtedness of the Borrower and its Subsidiaries on that date, but excluding, solely with respect to any calculation with respect to the fiscal quarter ended June 30, 2026, any outstanding amount of the Existing 2027 Notes (it being understood that the Debt to Capital Ratio for the fiscal quarter ended June 30, 2026 shall be calculated using this definition of Consolidated Debt).

SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective on the date first above written (the “First Amendment Effective Date”) upon satisfaction or waiver of the following conditions:

(a)    The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Administrative Agent, the L/C Issuer, and the Required Lenders; and

(b)     After giving effect to this Amendment, no Default or Event of Default shall exist

Without limiting the generality of the provisions of Section 9.04 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed First Amendment Effective Date specifying its objection thereto.

SECTION 3.    REPRESENTATIONS AND WARRANTIES. To induce the Lenders, the L/C Issuer and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent, the L/C Issuer and each Lender as follows:

3.1    Due Authorization, Non‑Contravention, etc. The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action, and do not and will not (a) contravene the terms of any of the Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Subsidiaries, which could reasonably be expected to have a Material Adverse Effect, or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (c) violate any Law.

3.2    Government Approval, Regulation, etc. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment; except for approvals, consents, exemptions, authorizations, actions, notices or filings (i) which have already been obtained or made or (ii) for which the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect and such failure could be cured without unreasonable delay or cost.

3.3    Validity, etc. This Amendment has been duly executed and delivered by the Borrower. This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

3.4    No Default or Event of Default. No Default or Event of Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment.

3.5    Representations and Warranties. The representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct in all material respects as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

SECTION 4.    MISCELLANEOUS.

4.1    Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Existing Credit Agreement, and the Credit Agreement and all other Loan Documents shall remain in full force and effect and each is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Existing Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement.

4.2    Payment of Costs and Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees and out of pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment, pursuant to the terms of Section 10.04 of the Credit Agreement.

4.3    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

4.4    Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

4.5    Execution in Counterparts. This Amendment may, if agreed by the Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the other parties hereto shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart.

4.6    Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.7    Successors and Assigns. Subject to any restrictions on assignment contained in the Credit Agreement, the Credit Agreement and this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signatures follow]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

MERCURY GENERAL CORPORATION

By: /s/ Theodore R. Stalick
Name: Theodore R. Stalick
Title: Senior Vice President and
Chief Financial Officer

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Aamir Saleem
Name: Aamir Saleem
Title: Vice President

BANK OF AMERICA, N.A.,
as the L/C Issuer and a Lender

By: /s/ Richard Kim
Name: Richard Kim
Title: Senior Vice President

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jonathan Berns
Name: Jonathan Berns
Title: Executive Director

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Joshua Metcalf
Name: Joshua Metcalf
Title: Vice President

BMO BANK N.A.,
as a Lender

By: /s/ Emily Stagliano
Name: Emily Stagliano
Title: Director

RAYMOND JAMES BANK,
as a Lender

By: /s/ Daniel Gendron
Name: Daniel Gendron
Title: Senior Vice President